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                          [ARTHUR ANDERSEN LLP LOGO]





                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of Sirrom Capital Corporation of our report dated January 26, 1996 included in the Sirrom Capital Corporation Annual Report on Form 10-K for the year ended Decemeber 31, 1995.



                                         /s/ Arthur Andersen LLP
                                             -------------------
                                             ARTHUR ANDERSEN LLP


Nashville, Tennessee
July 16, 1996